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                       FIRST INVESTORS HIGH YIELD FUND, INC.
                        FIRST INVESTORS FUND FOR INCOME, INC.
                          SUPPLEMENT DATED MARCH 27, 1998
                         TO PROSPECTUS DATED APRIL 30, 1997


     The following sentence should be added to the end of the last paragraph under "How to Buy Shares-Class A Shares" on page 17:

"The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period."


FIHY398